SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 1, 2009

Medizone International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State of Other Jurisdiction of Incorporation)

002-93277-D

 87-0412648

(Commission File Number)

(IRS Employer Identification No.)

144 Buena Vista, P.O. Box 742, Stinson Beach, California

    94970

(Address of Principal Executive Offices)

(Zip Code)

(415) 868-0300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01

Regulation FD Disclosure.

On December 1, 2009, Medizone International, Inc. (“the Company”) issued a press release updating the successful progress of tests involving its proprietary AsepticSure™ technology with two very different spore forming bacteria, Claustridium difficile and Bacillis subtilis. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.  The Company will also post this document on its corporate website, www.medizoneint.com, under the "Press Releases" link.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits.

99

Press Release dated December 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medizone International, Inc.

Date: December 1, 2009

By:  /s/ Edwin G. Marshall

     -----------------------------------------------

Edwin G. Marshall

Chief Executive Officer

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